                                      COPY


OUR CREDIT NO.       ISSUE DATE         EXPIRY DATE      LETTER OF CREDIT AMOUNT
--------------       ----------         -----------      -----------------------
XXX                  08-21-2001         02-21-2003       USD7,500,000.00

          BENEFICIARY                                 APPLICANT
          -----------                                 ---------
          STRONG RIVER INVESTMENTS INC.               UDC, INC.
          C/O ICAZA, GONZALEZ-RUIZ & ALEMAN           375 PHILLIPS BLVD.
          (BVI) LTD.                                  EWING, NEW
          JERSEY 08618
          VANDER POOL PLAZA, 2ND FLOOR, WICKHAMS CAY I
          ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS

DEAR BENEFICIARY:

WE HEREBY ESTABLISH OUR CLEAN IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, WHICH IS AVAILABLE BY PAYMENT AGAINST THE FOLLOWING
DOCUMENTS:

1) A DOCUMENT TITLED ON ITS FACE "SIGHT DRAFT" IN ACCORDANCE WITH EXHIBIT A, ATTACHED HERETO AND APPROPRIATELY COMPLETED.

2) AN ORIGINAL OF A "CERTIFICATE OF DRAW", IN THE FORM OF EXHIBIT B ATTACHED HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY.

3) THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, FOR OUR ENDORSEMENT. (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

WE ENGAGE WITH YOU THAT ALL DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF DELIVERED TO FIRST UNION NATIONAL BANK, P.O. BOX 13866, 1345 CHESTNUT STREET, NINTH FLOOR, MAIL CODE PA4928, ATTENTION: LETTER OF CREDIT DEPARTMENT, PHILADELPHIA, PA. 19107 PRIOR TO 3 P.M. ON OR BEFORE THE EXPIRATION DATE HEREOF.




                                SEE CONTINUATION

ATTACHED TO AND FORMING PART OF STANDBY CREDIT NO. SM417925P
PAGE TWO

UPON RECEIPT BY THE UNDERSIGNED OF A CERTIFICATE SUBSTANTIALLY IN THE FORM OF EXHIBIT C ATTACHED HERETO SIGNED BY AN AUTHORIZED OFFICER OF BENEFICIARY, STATING THAT THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE NOTE HAS BEEN REDUCED BY EITHER PAYMENT OR CONVERSION INTO CAPITAL STOCK AND SETTING FORTH THE AMOUNT OF SUCH REDUCTION, AND ACCOMPANIED BY THE ORIGINAL COPY OF THIS IRREVOCABLE STANDBY LETTER OF CREDIT, WE WILL ENDORSE THIS IRREVOCABLE STANDBY LETTER OF CREDIT TO REFLECT A REDUCTION OF THE UNDRAWN FACE AMOUNT THEREOF BY AN AMOUNT EQUAL TO THE AMOUNT OF SUCH REDUCTION AS SET FORTH IN SUCH CERTIFICATE, AND WILL RETURN SUCH IRREVOCABLE STANDBY LETTER OF CREDIT TO BENEFICIARY.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT DOCUMENTS MAY ALSO BE PRESENTED AT THE COUNTERS OF OUR NEW YORK BRANCH LOCATED AT 11 PENN PLAZA, NEW YORK, NY 10001 FOR FURTHER DELIVERY TO FIRST UNION NATIONAL BANK 1345 CHESTNUT STREET, NINTH FLOOR, MAIL CODE PA4928, ATTENTION: LETTER OF CREDIT DEPARTMENT, PHILADELPHIA, PA 19107.

NOTE: IN THE EVENT THAT THE BENEFICIARY ELECTS TO PRESENT DOCUMENTS AT THE COUNTERS OF OUR NEW YORK BRANCH, THE BENEFICIARY MUST IMMEDIATELY INSTRUCT THE BRANCH MANAGER TO CONTACT ONE OF THE FOLLOWING PERSONS IN THE STANDBY LETTER OF CREDIT DEPARTMENT:
1)  RICH FORTINO, SUPERVISOR (215) 973-3520
2)  ANDREA SCHULTZ, TEAM LEADER (215) 973-5981

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE "UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS: (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500".

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBERS (215) 973-5981; (215) 973-8793; (215) 973-1944; (215) 973-8803.




________________________________________
         AUTHORIZED SIGNATURE

                                    EXHIBIT A

                                   SIGHT DRAFT



$__________________                [CITY], [STATE]
                                            [MONTH] __, 200_


                  AT SIGHT, PAY TO THE ORDER OF STRONG RIVER INVESTMENTS INC. THE SUM OF [AMOUNT IN WORDS] DOLLARS ($__________).

                  VALUE RECEIVED, AND CHARGE TO THE ACCOUNT OF [NAME OF ACCOUNT PARTY].

                  DRAWN UNDER FIRST UNION NATIONAL BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO. XXX, DATED AUGUST 21, 2001, ISSUED BY FIRST UNION
NATIONAL BANK IN FAVOR OF STRONG RIVER INVESTMENTS INC. FOR THE ACCOUNT OF UDC, INC.

                                              STRONG RIVER INVESTMENTS INC.

                                              BY:_______________________
                                                 NAME:
                                                 TITLE:

PLEASE REMIT PROCEEDS TO OUR ACCOUNT AT:

                                    EXHIBIT B


                               CERTIFICATE OF DRAW

         THE UNDERSIGNED HEREBY CERTIFIES TO FIRST UNION NATIONAL BANK (THE "BANK") WITH REFERENCE TO THE IRREVOCABLE STANDBY LETTER OF CREDIT NO. XXX (THE "LETTER OF CREDIT") ISSUED BY THE BANK IN FAVOR OF [NAME OF BENEFICIARY],
THAT:

1. I AM THE ___________ OF STRONG RIVER INVESTMENTS INC. AND AM AUTHORIZED TO EXECUTE AND DELIVER THIS CERTIFICATE TO THE BANK ON BEHALF OF STRONG RIVER INVESTMENTS INC.

2. PURSUANT TO SECTION 12(C) OF THE CONVERTIBLE PROMISSORY NOTE DATED AUGUST 22, 2001, MADE BY UNIVERSAL DISPLAY CORPORATION PAYABLE TO THE ORDER OF STRONG RIVER INVESTMENTS INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF $7,500,000 (THE "NOTE"), STRONG RIVER INVESTMENTS INC. IS ENTITLED TO $______ UNDER THE LETTER OF CREDIT.

3.  THE AMOUNT OF THE LETTER OF CREDIT DISBURSEMENT DEMANDED HEREBY IS $_______.


         IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS __ DAY OF _____ 200__.

                                                  STRONG RIVER INVESTMENTS INC.


                                                  BY:___________________________
                                                     NAME:
                                                     TITLE:

                                    EXHIBIT C

                            CERTIFICATE OF REDUCTION



         THE UNDERSIGNED HEREBY CERTIFIES TO FIRST UNION NATIONAL BANK (THE "BANK") WITH REFERENCE TO THE IRREVOCABLE STANDBY LETTER OF CREDIT NO. XXX
(THE "LETTER OF CREDIT") ISSUED BY THE BANK IN FAVOR OF STRONG RIVER INVESTMENTS INC., THAT:

1. I AM THE ___________ OF STRONG RIVER INVESTMENTS INC. AND AM AUTHORIZED TO EXECUTE AND DELIVER THIS CERTIFICATE TO THE BANK ON BEHALF OF STRONG RIVER INVESTMENTS INC.

2. THE UNDRAWN FACE AMOUNT OF THE LETTER OF CREDIT AS OF THE DATE HEREOF EQUALS $__________.

3. THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT UNDER THE CONVERTIBLE PROMISSORY NOTE DATED AUGUST 22, 2001, MADE BY UNIVERSAL DISPLAY CORPORATION PAYABLE TO THE ORDER OF STRONG RIVER INVESTMENTS INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF $7,500,000.00 (THE "NOTE") HAS BEEN REDUCED BY [PAYMENT IN THE AMOUNT OF $_________ BY UNIVERSAL DISPLAY CORPORATION] [BY VIRTUE OF THE CONVERSION OF $___________ OF SUCH PRINCIPAL AMOUNT OUTSTANDING ON THE NOTE INTO SHARES OF CAPITAL STOCK OF UNIVERSAL DISPLAY CORPORATION] ON ______, 200_.

4. WE CONSENT TO A REDUCTION IN THE UNDRAWN FACE AMOUNT OF THE LETTER OF CREDIT BY $[INSERT DOLLAR AMOUNT SET FORTH IN PARAGRAPH 3 ABOVE] AS OF [INSERT DATE SET FORTH IN PARAGRAPH 3 ABOVE].

5.  THE ORIGINAL COPY OF THE LETTER OF CREDIT IS ATTACHED HERETO.


         IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS __ DAY OF _____ 200__.

                                                  STRONG RIVER INVESTMENTS INC.

                                                  BY:________________________
                                                     NAME:
                                                     TITLE: